Exhibit 8.1

List of Subsidiaries

Company	Country of Incorporation
Addison Wesley Longman Australia Pty Ltd	Australia
Adelphi Finance Limited	Jersey
African Business Channel (Pty) Ltd	South Africa
Aldwych Finance Limited	England and Wales
America’s Choice Inc	USA
ASET Group Limited	England and Wales
ASET Limited	England and Wales
ASET Management Limited	England and Wales
ASET Solutions Limited	England and Wales
Aulis Verwartungs GmbH	Germany
Axis Finance Inc	USA
Bath Road Corporation	USA
Beijing Rongjin Advertising Company Ltd	China
Beijing WSE Training Centre Co Ltd	China
Blue Wharf Ltd	England and Wales
Book Country LLC	USA
Burmedia Investments Ltd	England and Wales
Camshaw USA Inc	USA
Children’s Character Books Ltd	England and Wales
Chongquing WSE Training Centre Co Ltd	China
Chronicle Australasia Pty Ltd	Australia
Clidet 1040 Pty	South Africa
Cogmed International AB	Sweden
Cogmed Sverige AB	Sweden
Cogmed Systems AB	Sweden
Construction Learning World Ltd	England and Wales
CTI Education Group Pty Ltd	South Africa
Dominie Press Inc	USA
Dorling Kindersley Australia Pty Ltd	Australia
Dorling Kindersley Inc	USA
Dorling Kindersley (India) Private Limited	India
Dorling Kindersley Ltd	England and Wales
Dorling Kindersley Publishers (South Africa) Pty Ltd	South Africa
Dorling Kindersley Publishing Inc	USA
Dorling Kindersley Verlag GmbH	Germany
eCollege inc	USA
E-College Lanka (Private) Ltd	Sri Lanka
Edexcel China Ltd	Hong Kong
Edexcel Ltd	England and Wales
Edexcel South Africa Pty Ltd	South Africa
Editions Du Renouveau Pedagogique Inc	Canada
Editoria COC Ltda	Brazil
Education by Association (Pty) Ltd	South Africa
Education Development International plc	England and Wales
Education Resources (Cyprus) Limited	Cyprus
Educational Publishers LLP	USA
Embankment Finance Ltd	England and Wales
English Language Learning and Instruction System Inc	USA
eNVQ Limited	England and Wales

EQL Assessment Limited	England and Wales
FBH Inc Sarl	Luxembourg
FDI Intelligence Limited	England and Wales
Financial Times (Europe) GmbH	Germany
Financial Times (SCP) Limited	England and Wales
Financial Times Electronic Publishing (HK) Ltd	Hong Kong
Financial Times Group Ltd	England and Wales
Financial Times Investor Ltd	England and Wales
Franchise Support & Services SL	Spain
Frederick Warne & Co Ltd	England and Wales
Frederick Warne & Co Inc	USA
Fronter AS	Norway
Fronter GmbH	Germany
Fronter Oy	Finland
Fronter UK Limited	England and Wales
FT Business Information Limited	England and Wales
FT Electronic Publishing (Philippines) Inc	Philippines
FT Group Inc	USA
FT MGA Holdings LLC	USA
FT Knowledge (Holdings) Inc	USA
FT Personal Finance Ltd	England and Wales
FT Publications Inc	USA
FT Search Inc	USA
Fusion Media Networks Limited	England and Wales
Gamma Master China Ltd	Hong Kong
Gas Logic Ltd	England and Wales
GED Testing Services LLC	USA
GOAL Limited	England and Wales
Grafica Educacional Brasileira Ltda	Brazil
Guangzhou Crescent Software Co Ltd	China
Green Wharf Limited	England and Wales
HB Training Ltd	England and Wales
Heilongjiang WSE Training Centre Co Ltd	China
Heinemann Education Botswana Publishers (Pty) Ltd	Botswana
Heinemann Publishers (Pty) Ltd	South Africa
Heinemann Lesotho Pty Ltd	Lesotho
Icodeon Limited	England and Wales
Integral 7 Inc	USA
Infinata Inc	USA
Joint Examining Board Limited	England and Wales
Kagiso Education Pty Ltd	South Africa
Kirihara Logitec Co	Japan
Klick Net S.A.	Brazil
Knowledge Analysis Technologies LLC	USA
Ladybird Books Ltd	England and Wales
Learn Africa Plc	Nigeria
Lesson Lab Inc	USA
Logic Certification Ltd	England and Wales
Logic Training and Assessments Ltd	England and Wales
Logistica e Distribuicao Brasileira Ltda	Brazil
Longman Australasia Pty Ltd	Australia
Longman Group (Overseas) Holdings Ltd	England and Wales
Longman Indochina Acquisition LLC	USA
Longman Kenya Ltd	Kenya

Longman Malawi Ltd	Malawi
Longman Mocambique Ltda	Mozambique
Longman Namibia (Pty) Ltd	Namibia
Longman Swaziland (Proprietary) Ltd	Swaziland
Longman Tanzania Ltd	Tanzania
Longman Uganda Ltd	Uganda
Longman Zambia Educational Publishers Pty Ltd	Zambia
Longman Zambia Ltd	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Matesc Material Escola Associadas Ltda	Brazil
Maskew Miller Longman (Pty) Ltd	South Africa
Medley Global Advisors LLC	USA
MergerID Limited	England and Wales
Mergermarket (U.S.) Ltd	USA
Mergermarket Consulting (Australia) Pty Ltd	Australia
Mergermarket Consulting (Singapore) Pte Ltd	Singapore
Mergermarket Consulting Ltd	Hong Kong
Mergermarket Ltd	England and Wales
Mergermarket FZ LLC	United Arab Emirates
MetaMetrics Inc	USA
Midlands Educational Technology Ltd	England and Wales
Midrand Graduate Institute Pty Ltd	South Africa
Money Media Inc	USA
National Computer Systems Japan Co Ltd	Japan
NCS Assessments Inc	USA
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Pearson Puerto Rico Inc	Puerto Rico
NCS Pearson (India) private Ltd	India
NCS Pearson Inc	USA
NCS Pearson Pty Ltd	Australia
NCS Services (UK) Ltd	England and Wales
Noberko Participacoes Limitada	Brazil
New York Institute of Finance Inc	USA
NYIF Holdings Inc	USA
Ordinate Corporation	USA
P. Ed. Aust Pty Ltd	Australia
Pearson America LLC	USA
Pearson Amsterdam BV	Netherlands
Pearson Amsterdam Finance Limited	England and Wales
Pearson Assessment & Information BV	Netherlands
Pearson Assessment & Information BVBA	Belgium
Pearson Assessment & Information GmbH	Germany
Pearson Australia Finance Unlimited	England and Wales
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Beijing Consulting Co Ltd	China
Pearson Business Services Inc	USA
Pearson Canada Assessments Inc	Canada
Pearson Canada Finance Unlimited	England and Wales
Pearson Canada Holdings Inc	Canada
Pearson Canada Inc	Canada
Pearson Capital Company LLC	USA
Pearson DBC Holdings Inc	USA

Pearson Digital Learning Puerto Rico Inc	Puerto Rico
Pearson Dollar Finance plc	England and Wales
Pearson Dollar Finance Two plc	England and Wales
Pearson Driving Assessments Ltd	England and Wales
Pearson Educacion de Chile Ltda	Chile
Pearson Educacion de Colombia Ltda	Colombia
Pearson Educacion de Mexico SA de CV	Mexico
Pearson Educacion de Peru SA	Peru
Pearson Educacion Do Brasil Limitada	Brazil
Pearson Educacion S.A	Spain
Pearson Education (South Africa) Pty Ltd	South Africa
Pearson Education (Singapore) Pte Ltd	Singapore
Pearson Education and Assessment Inc	USA
Pearson Education Achievement Solutions (Pty) Ltd	South Africa
Pearson Education Asia Ltd	Hong Kong
Pearson Education Australia Superannuation Fund Pty Ltd	Australia
Pearson Education Benelux BV	Belgium
Pearson Education Botswana (Proprietary) Ltd	Botswana
Pearson Education de Mexico SA de CV (1 Share)	Mexico
Pearson Education de Chile Ltda	Chile
Pearson Education Hellas SA	Greece
Pearson Education Holdings Inc	USA
Pearson Education Holdings Ltd	England and Wales
Pearson Education Inc	USA
Pearson Education Indochina Ltd	Thailand
Pearson Education Korea Ltd	Korea
Pearson Education Ltd	England and Wales
Pearson Education Nordic AB	Sweden
Pearson Education Central Europe SpZoo	Poland
Pearson Education Publishing Limited	Nigeria
Pearson Education S.A	Uruguay
Pearson Education S.A.	Argentina
Pearson Education Schweiz AG	Switzerland
Pearson Education South Asia Pte Ltd	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education Yayincilik Sirketi	Turkey
Pearson Educational Measurement Canada Inc	Canada
Pearson Educational Publishers LLC	USA
Pearson France SAS	France
Pearson Funding One plc	England and Wales
Pearson Funding Two plc	England and Wales
Pearson Funding Four plc	England and Wales
Pearson Heinemann Ltd	England and Wales
Pearson Holdings Italia Srl	Italy
Pearson Holdings Inc	USA
Pearson Holdings Southern Africa (Pty) Ltd	South Africa
Pearson Inc	USA
Pearson India PvT Ltd	India
Pearson International Finance Ltd	England and Wales
Pearson Investment Holdings Inc	USA
Pearson Italy Srl	Italy
Pearson in Practice ATA Limited	England and Wales
Pearson in Practice Holdings Limited	England and Wales
Pearson Kirihara KK	Japan

Pearson Learning (China) Limited	China
Pearson Learning (Hong Kong) Limited	Hong Kong
Pearson Learning Solutions SA	Spain
Pearson Lesotho (Proprietary) Ltd	Lesotho
Pearson Loan Finance No.2 Unlimited	England and Wales
Pearson Loan Finance Unlimited	England and Wales
Pearson Longman Inc	USA
Pearson Luxembourg Holdings Ltd	England and Wales
Pearson Luxembourg Holdings No.2 Ltd	England and Wales
Pearson Luxembourg Holdings Sarl	Luxembourg
Pearson Luxembourg No. 1 Sarl	Luxembourg
Pearson Luxembourg No. 2 Sarl	Luxembourg
Pearson Malaysia Sdn Bhd	Malaysia
Pearson Management Services Ltd	England and Wales
Pearson Netherlands BV	Netherlands
Pearson Netherlands Holdings BV	Netherlands
Pearson New Zealand Ltd	New Zealand
Pearson Online Tutoring LLC	USA
Pearson Overseas Holdings Ltd	England and Wales
Pearson PEM P.R. Inc	Puerto Rico
Pearson Professional Holdings Ltd	England and Wales
Pearson Real Estate Holdings Inc	USA
Pearson (Singapore) Pte Ltd	Singapore
Pearson Services Ltd	England and Wales
Pearson Shared Services Ltd	England and Wales
Pearson (Shanghai) Corporate Management Consulting Co Ltd	China
Pearson Sistemas do Brazil S.A.	Brazil
Pearson Sweden AB	Sweden
Pearson Vue Philippines Inc	Philippines
Pearson Yucai (Beijing) Technology Development Co Ltd	China
Penguin Beijing Consulting Co Ltd	China
Penguin Books (SA) Pty	South Africa
Penguin Books Benelux BV	Netherlands
Penguin Books Deutschland GmbH	Germany
Penguin Books India Pte Ltd	India
Penguin Books Ltd	England and Wales
Penguin Books S A	Spain
Penguin Capital LLC	USA
Penguin Group (USA) Inc	USA
Penguin Group (Hong Kong) Ltd	Hong Kong
Penguin Italia SRL	Italy
Peter Honey Publications Limited	England and Wales
Phumelela Publishers (Pty) Ltd	South Africa
PN Holdings Inc	USA
Rebus Planning Associates Inc	USA
Rough Guides Inc	USA
Rycade Capital Corporation	USA
Salspot Ltd	England and Wales
Savoy Finance Limited	Jersey
Scott Foresman Leasing Co	USA
Schoolnet Inc	USA
Sector Training Limited	England and Wales
Servicios Administrationes Pearson Educacion SA de CV	Mexico
Shanghai AWL Education Software Ltd	Shanghai

Smarthinking Inc	USA
Sound Holdings Inc	USA
Southwark Administracao e Participacoes Ltda	Brazil
Spear Insurance Ltd	Bermuda
Stark Holding GmbH	Germany
Stark Verlagsgesellschaft mbH & Co KG	Germany
Stark Verwaltungsgesellschaft mbH	Germany
Testchange Ltd	England and Wales
TecQuipment Services Ltd	England and Wales
TQ Catalis Ltd	England and Wales
TQ Clapham Ltd	England and Wales
TQ Education & Training Ltd	Saudi Arabia
TQ Education & Training Ltd	England and Wales
TQ Global Limited	England and Wales
TQ Group Ltd	England and Wales
TQ Holding s Ltd	England and Wales
TQ Training Ltd	England and Wales
TQ Trustees Ltd	England and Wales
The Administrative Assistants Limited	Canada
The Assessment Company Ltd	England and Wales
The Coaching Space LLC	USA
The Coaching Space Ltd	England and Wales
The Financial Times (Benelux) Ltd	England and Wales
The Financial Times (France) Ltd	England and Wales
The Financial Times (Hong Kong) Ltd	Hong Kong
The Financial Times (India) Private Ltd	India
The Financial Times (Japan) Ltd	England and Wales
The Financial Times (M-M UK) Limited	England and Wales
The Financial Times (Spain) Ltd	England and Wales
The Financial Times Ltd (Newspaper)	England and Wales
The Learning Edge Europe Ltd	England and Wales
The Learning Edge International Pty Ltd	Australia
The Penguin Publishing Co Ltd	England and Wales
The Rough Guides Ltd	England and Wales
The SIOP Institute LLC	USA
TutorVista Global PvT Ltd	India
Ventura Publishing Ltd	England and Wales
VUE Testing Services Israel Ltd	Israel
Wall Street Institute BV	Netherlands
Wall Street Institute II BV	Netherlands
Wall Street Institute Kft	Hungary
Wall Street Institute International Inc	USA
Wall Street Institute Master Srl	Italy
WSE Training Centre (Guangdong) Co Ltd	China
WSE Training Centre (Shanghai) Co Ltd	China
WSI Education Brazil Licencia	Brazil
WSI Education Holdings Sarl	Luxembourg
WSI Education Sarl	Luxembourg
WSI Education GmbH	Germany
Zenos Limited	England and Wales